UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

DESKTOP METAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

On September 23, 2024, the following communication was sent to certain Desktop Metal, Inc. stockholders:

September 23, 2024

Dear Fellow Stockholder:

The upcoming special meeting of stockholders of Desktop Metal, Inc. on October 2, 2024 is fast approaching, and according to our records, we have not received your vote. This is a unique opportunity to make a direct impact on your investment. Please also note that by voting, you will also be removed from future communications about the meeting.

Approval of the proposed merger requires the affirmative vote of the holders of a majority of the outstanding shares of common stock held on the record date. If you do not vote, it has the same effect as voting “Against” the transaction.

It is important to note that Institutional Shareholder Services Inc. (“ISS”), the leading independent proxy voting advisory firm to thousands of the world’s largest investment institutions, has recommended that stockholders vote in favor of the proposed merger.

According to the ISS report, “the sales process suggests the offer is likely the best available at this time, shareholders are receiving a premium, the implied valuation appears fair, and the cash consideration provides liquidity and immediate value. Based on these factors, support FOR the proposed transaction is warranted.”

We remind stockholders that if the merger is not approved, Desktop Metal is expected to run out of cash by the end of the first quarter 2025, which may (i) require the company to undertake financings that may be severely dilutive to you and/or (ii) result in a risk of bankruptcy.

Voting is easy. You can vote through the Internet or by telephone. Please vote as soon as possible.

Very truly yours,

/s/ Ric Fulop

Ric Fulop

Co-Founder, Chairman and Chief Executive Officer

Desktop Metal, Inc.

IMPORTANT – TIME IS SHORT!

To ensure your shares are represented at the Special Meeting, we encourage you to submit your proxy via the Internet or by telephone by following the easy instructions on the enclosed proxy card. Alternatively, if you have received this letter by email, you may simply click the “VOTE NOW” button in the accompanying email.

If you have any questions or need assistance in voting
your shares, please call our proxy solicitor,

INNISFREE M&A INCORPORATED
TOLL-FREE, at 1-877-750-8334 OR at
+1 (412) 232-3651 (from other locations)

Additional Information about the Transaction and Where to Find It

In connection with the proposed transaction, Desktop Metal, Inc. (“Desktop Metal”) filed with the Securities and Exchange Commission (the “SEC”) a proxy statement (the “Proxy Statement”) on August 15, 2024. Desktop Metal may also file other relevant documents with the SEC regarding the proposed transaction. This document is not a substitute for the Proxy Statement or any other document that Desktop Metal may file with the SEC. The definitive Proxy Statement has been mailed to shareholders of Desktop Metal. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders can obtain free copies of the Proxy Statement and other documents containing important information about Desktop Metal and the proposed transaction, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by the Registrant will be available free of charge on the Registrant’s website at https://investors.nano-di.com/sec-filings-1/default.aspx.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.

Such forward-looking statements include statements relating to the proposed transaction between Desktop Metal and Nano Dimension Ltd. (“Nano”), including statements regarding the benefits of the transaction and the anticipated timing of the transaction, and information regarding Desktop Metal’s business and financial condition, including expectations regarding future cash and outlook of the business, statements that contain projections of results of operations or of financial condition and all other statements other than statements of historical fact that address activities, events or developments that Desktop Metal intends, expects, projects, believes or anticipates will or may occur in the future. Such statements are based on management’s beliefs and assumptions made based on information currently available to management. All statements in this communication, other than statements of historical fact, are forward-looking statements that may be identified by the use of the words “outlook,” “guidance,” “expects,” “believes,” “anticipates,” “should,” “estimates,” “may,” “will,” “intends,” “projects,” “could,” “would,” “estimate,” “potential,” “continue,” “plan,” “target,” or the negative of these words or similar expressions. These forward-looking statements involve known and unknown risks and uncertainties, which may cause Desktop Metal’s actual results and performance to be materially different from those expressed or implied in the forward-looking statements. Factors and risks that may cause Desktop Metal’s or Nano’s actual results or performance to be materially different from those expressed or implied in the forward-looking statements include, but are not limited to, (i) the ultimate outcome of the proposed transaction between Desktop Metal and Nano, including the possibility that Desktop Metal’s stockholders will reject the proposed transaction; (ii) the effect of the announcement of the proposed transaction on the ability of Desktop Metal to operate its business and retain and hire key personnel and to maintain favorable business relationships; (iii) the timing of the proposed transaction; (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the proposed transaction; (v) the ability to satisfy closing conditions to the completion of the proposed transaction (including any necessary stockholder approvals); (vi) other risks related to the completion of the proposed transaction and actions related thereto; (vii) reductions in the Per Share Merger Consideration to be paid based on transaction expenses, potential borrowings under the Bridge Loan Facility and agreements relating to severance for certain executive officers and employees of Desktop Metal; (viii) those factors and risks described in Item 3.D “Key Information - Risk Factors,” Item 4 “Information on the Company”, and Item 5 “Operating and Financial Review and Prospects” in Nano’s Annual Report on Form 20-F for the year ended December 31, 2023 and Part 1, Item 1A, “Risk Factors” in Desktop Metal’s Annual Report on Form 10-K for the year ended December 31, 2023 and Part II, Item 1A, “Risk Factors” in Desktop Metal’s most recent Quarterly Reports on Form 10-Q, each filed with the SEC, and in Desktop Metal’s other filings with the SEC.

The forward-looking statements included in this communication are made only as of the date hereof. Neither Desktop Metal nor Nano undertake any obligation to update any forward-looking statements to reflect subsequent events or circumstances, except as required by law.